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                                                                 EXHIBIT 10.80.1


                  AMENDMENT NO. 1 TO MASTER SECURITY AGREEMENT

     THIS AMENDMENT NO. 1 TO MASTER SECURITY AGREEMENT is made as of the __day of _________, 1999, by and between GENERAL ELECTRIC CAPITAL CORPORATION ("Secured Party") and TARRANT MEXICO, S DE R.L. DE C.V. ("Debtor").

     The parties have heretofore entered into that certain Master Security Agreement dated as of _____, 1999 (the "Agreement"), and desire to amend the Agreement as hereinafter set forth. Capitalized terms used herein without definition shall have the meaning given them in the Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   The Agreement is hereby amended as follows:

          (a) The second paragraph of Section 1 of the Agreement is hereby amended by deleting the reference to "Administration Trust Agreement number F/172 dated August 26, 1999" therein and inserting the following in lieu thereof:

               "Irrevocable Guaranty Trust Agreement number F/172 dated August 26, 1999".

          (b) The second paragraph of Section 1 of the Agreement is further amended by deleting the last clause of the last sentence thereof and replacing it with the following:

               "shall govern the resolution of any dispute, other than one arising under the Mexican or Spanish language loan documentation".

     2. Except as expressly set forth herein, the terms and conditions of the Agreement remain unmodified and in full force and effect.

     3. THIS AMENDMENT NO. 1 TO MASTER SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Master Security Agreement to be executed as of the date first above set forth.

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By:    /s/ Joseph P. Cunningham
                                               ---------------------------------
                                        Name:  Joseph P. Cunningham
                                               ---------------------------------
                                        Title: Sr. Risk Analyst
                                               ---------------------------------

                                        TARRANT MEXICO, S DE R.L. DE C.V.

                                        By:    /s/ Corazon Reyes
                                               ---------------------------------
                                        Name:  Corazon Reyes
                                               ---------------------------------
                                        Title: Director
                                               ---------------------------------